UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2016
 _____________________________________________________________________

Swift Transportation Company

(Exact name of registrant as specified in its charter)
 _____________________________________________________________________

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona		85043
(Address of principal executive offices)		(Zip Code)

(602) 269-9700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

SECTION	PAGE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 9.01 Financial Statements and Exhibits	2

Signatures	3

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 24, 2016, the Compensation Committee of the Board of Directors of Swift Transportation Company (the "Company") approved grants of stock options ("Options"), Restricted Stock Units ("RSUs") and Performance Units ("PUs") to certain executive officers of the Company as provided in the table below.

The Options have an exercise price of $15.51 per share, the closing price of the Company's common stock on May 24, 2016. The Options vest in three equal installments over a three-year period beginning with the first anniversary from the grant date. Each RSU represents a contingent right to receive one share of the Company’s Class A common stock. The RSUs vest in three equal installments on each of the first three anniversaries from the grant date. The PUs only vest if the Company meets specified performance objectives related to return on net assets and its leverage ratio for a three-year period, beginning with the 2016 calendar year and ending on December 31, 2018.

The Option, RSU and PU awards were granted to the following executive officers (amounts in equivalent shares):

Named Executive Officer	Options	RSUs	PUs*
Jerry Moyes, Chief Executive Officer and Director	103,306	—	48,223
Richard Stocking, President and Chief Operating Officer	44,888	21,589	20,954
Virginia Henkels, Executive Vice President, Chief Financial Officer and Treasurer	16,673	8,019	7,783
Kenneth Runnels, Executive Vice President, Fleet Operations	9,116	4,384	4,255
Steven Van Kirk, Executive Vice President Swift, President Intermodal	6,062	2,916	2,830
_____________

*	PU amounts are presented at the target level of performance. Actual vesting ranges between 0% and 200% of the target, depending on actual performance.

The foregoing descriptions of the Option, RSU and PU awards are not complete descriptions of all the rights and obligations, and are entirely qualified by reference to the Company's 2014 Omnibus Incentive Plan, Form of Restricted Stock Unit Grant Notice, Form of Non-qualified Stock Option Grant Notice and Form of Performance Share Award Notice, which are filed herewith under Item 9.01 "Financial Statements and Exhibits," below.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description	Page or Method of Filing

10.1	2014 Omnibus Incentive Plan	Incorporated by reference to Appendix A of the Company's 2014 Proxy Statement, filed on April 4, 2014

10.2	Form of Restricted Stock Unit Grant Notice	Incorporated by reference to Exhibit 10.14 of the Company's Form 10-K for the year ended December 31, 2015

10.3	Form of Non-qualified Stock Option Grant Notice	Incorporated by reference to Exhibit 10.15 of the Company's Form 10-K for the year ended December 31, 2015

10.4	Form of Performance Share Award Notice	Incorporated by reference to Exhibit 10.16 of the Company's Form 10-K for the year ended December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Swift Transportation Company
(Registrant)

Date:	May 26, 2016	/s/ Mickey R. Dragash
Mickey R. Dragash
Executive Vice President, Corporate Counsel and Corporate Secretary

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